Exhibit 10.6

SCHEDULE OF OMITTED AGREEMENTS

The following Indemnification Agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.6 to this Form 10-Q.

1.	Indemnification Agreement, dated effective as of April 25, 2002, by and between Enbridge Energy Company, Inc. and J. Richard Bird.

2.	Indemnification Agreement, dated effective as of April 25, 2002, by and between Enbridge Energy Company, Inc. and Chris Kaitson.

3.	Indemnification Agreement, dated effective as of April 25, 2002, by and between Enbridge Energy Company, Inc. and Joel W. Kanvik.

4.	Indemnification Agreement, dated effective as of April 25, 2002, by and between Enbridge Energy Company, Inc. and Mark A. Maki.

5.	Indemnification Agreement, dated effective as of April 25, 2002, by and between Enbridge Energy Company, Inc. and Terrance L. McGill.

6.	Indemnification Agreement, dated effective as of April 1, 2003, by and between Enbridge Energy Company, Inc. and Jeffrey A. Connelly.

7.	Indemnification Agreement, dated effective as of April 24, 2003, by and between Enbridge Energy Company, Inc. and Richard L. Adams.

8.	Indemnification Agreement, dated effective as of July 22, 2004, by and between Enbridge Energy Company, Inc. and Leon A. Zupan.

9.	Indemnification Agreement, dated effective as of July 23, 2004, by and between Enbridge Energy Company, Inc. and Bruce A. Stevenson.

10.	Indemnification Agreement, dated effective as of July 28, 2006, by and between Enbridge Energy Company, Inc. and John A. Loiacono.

11.	Indemnification Agreement, dated effective as of September 1, 2006, by and between Enbridge Energy Company, Inc. and Stephen J. Neyland.

12.	Indemnification Agreement, dated effective as of October 29, 2007, by and between Enbridge Energy Company, Inc. and Kerry C. Puckett.

13.	Indemnification Agreement, dated effective as of October 29, 2007, by and between Enbridge Energy Company, Inc. and Allan M. Schneider.

14.	Indemnification Agreement, dated effective as of October 29, 2007, by and between Enbridge Energy Company, Inc. and Dan A. Westbrook.

15.	Indemnification Agreement, dated effective as of January 28, 2008, by and between Enbridge Energy Company, Inc. and Stephen J. Wuori.

16.	Indemnification Agreement, dated effective as of April 28, 2008, by and between Enbridge Energy Company, Inc. and Kenneth C. Lanik.

17.	Indemnification Agreement, dated effective as of July 23, 2010, by and between Enbridge Energy Company, Inc. and J. Herbert England.

18.	Indemnification Agreement, dated effective as of October 27, 2010, by and between Enbridge Energy Company, Inc. and Janet Coy.

19.	Indemnification Agreement, dated effective as of October 27, 2010, by and between Enbridge Energy Company, Inc. and Susan Miller.

20.	Indemnification Agreement, dated effective as of October 27, 2010, by and between Enbridge Energy Company, Inc. and Byron Neiles.

21.	Indemnification Agreement, dated effective as of October 27, 2010, by and between Enbridge Energy Company, Inc. and William Ramos.

22.	Indemnification Agreement, dated effective as of July 30, 2012, by and between Enbridge Energy Company, Inc. and Rebecca B. Roberts.

23.	Indemnification Agreement, dated effective as of October 31, 2012, by and between Enbridge Energy Company, Inc. and Darren J. Yaworsky.

24.	Indemnification Agreement, dated effective as of April 30, 2013, by and between Enbridge Energy Company, Inc. and Bradley F. Shamla.